VIACOM UPDATES BUSINESS OUTLOOK FOR 2003


New York, New York, September 24, 2003 - Viacom Inc. (NYSE: VIA, VIA.B) announced today that it is updating its full year 2003 business outlook.

Viacom said that while the economic recovery has translated into robust national advertising sales growth, the pace of recovery in local advertising markets going into the fourth quarter is not as rapid as had been anticipated. The Company said it now expects to deliver mid- to high-single digit growth in revenues and operating income for the full year, versus its earlier guidance of high single-digit growth for revenues and double-digit growth for operating income. In addition, Viacom now expects to deliver low- to mid-teen growth in net earnings (before cumulative effect of change in accounting principle) and earnings per share for full year 2003, versus its earlier guidance of mid-teen growth.

Viacom continues to expect a record year for revenues, operating income, net earnings (before cumulative effect of change in accounting principle) and earnings per share in 2003, as well as strong growth for 2004. The Company is extremely well-positioned to reap the benefits of an expected improvement in local advertising markets in 2004, driven by an improving economy, political advertising, and the Super Bowl on CBS.

Viacom is a leading global media company, with preeminent positions in broadcast and cable television, radio, outdoor advertising, and online. With programming that appeals to audiences in every demographic category across virtually all media, the Company is a leader in the creation, promotion, and distribution of entertainment, news, sports, music, and comedy. Viacom's well-known brands include CBS, MTV, Nickelodeon, VH1, BET, Paramount Pictures, Viacom Outdoor, Infinity Broadcasting, UPN, Spike TV, TV Land, CMT: Country Music Television, Comedy Central, Showtime, Blockbuster, and Simon & Schuster. More information about Viacom and its businesses is available at www.viacom.com.

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Cautionary Statement Concerning Forward-looking Statements

This news release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be different from any future results, performance and achievements expressed or implied by these statements. The following important factors, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements: advertising market conditions generally, and, in particular, in local markets; changes in the public acceptance of the Company's programming and, in particular, performance of motion pictures to be released in the fourth quarter and television programming; changes in technology and its effect on competition in the Company's markets; changes in the Federal Communications laws and regulations; the impact of piracy on the Company's products; other domestic and global economic, business, competitive and/or regulatory factors affecting the Company's businesses generally, including, among other things geopolitical risks; and other factors described in the Company's previous news releases and filings made by the Company with the Securities and Exchange Commission including but not limited to the Company's Form 10-Q for the periods ended March 31, 2003 and June 30, 2003 and the Company's Form 10-K for the period ended December 31, 2002. The forward-looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act, we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

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Contacts:

Media:               Investors:
------               ---------
Carl D. Folta        Marty Shea
212-258-6352         212-258-6515

Susan Duffy          Jim Bombassei
212-258-6347         212-258-6377